NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Growth Fund

Supplement dated December 10, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.  Effectively immediately, the American Century NVIT Growth Fund is renamed “NVIT Growth Fund.” All references in the Summary Prospectus to the American Century NVIT Growth Fund are updated accordingly.

2.  On December 9, 2015, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved the termination of American Century Investment Management, Inc. (“American Century”) as subadviser to the NVIT Growth Fund (the “Fund”), and approved the appointment of Boston Advisors, LLC (“Boston Advisors”) to subadvise the Fund.  This change is anticipated to take effect on or before December 31, 2015 (the “Effective Date”).  As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings the subadviser expects to grow consistently faster than those of other companies. The subadviser uses a quantitative process (mathematical and statistical methods) that applies various factors both to evaluate current market conditions and to identify possible investment opportunities. This process is based on the subadviser’s belief that stocks evidencing specific factors or combinations of factors outperform other stocks during specific market environments and underperform in others. Because the market environment changes continuously, different factors, or combinations of factors, are in favor or out of favor at different times.

In managing the Fund, the subadviser first assesses those factors, or combinations of factors, that it believes to be in favor in the market at any given time. It then applies factor analysis to industry groups, and then to individual stocks within such industry groups, in selecting stocks and building the portfolio. The subadviser then applies fundamental analysis (qualitative research) to refine the results of its quantitative models with the goal of constructing an overall portfolio that emphasizes those stocks that it believes will be more likely to succeed under prevailing market conditions.  The Fund generally will sell a stock when, under the subadviser’s model, its ranking declines. The Fund also may sell a stock when, in the subadviser’s opinion, the factors in favor under the prevailing market environment have changed, or when the subadviser believes other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

b.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.

c.	The information under the heading “Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Boston Advisors, LLC (“Boston Advisors”)

d.	The information under the heading “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Douglas Riley, CFA	Senior Vice President and Portfolio Manager	Since 2015
Michael J. Vogelzang, CFA	President and Chief Investment Officer	Since 2015
David Hanna	Senior Vice President and Director of Research and Alternative Investments	Since 2015
Edward Mulrane, CFA	Vice President and Quantitative Research Analyst	Since 2015
James W. Gaul, CFA	Vice President and Portfolio Manager	Since 2015

e.  Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Boston Advisors.

3.  On December 9, 2015, the Trust, including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT Growth Fund (“Growth Fund”) and the NVIT Large Cap Growth Fund (“Large Cap Growth Fund”), each a series of the Trust, pursuant to which the Growth Fund would be reorganized into the Large Cap Growth Fund (the “Reorganization”).  Further information regarding the details of the Reorganization and the Large Cap Growth Fund will be provided in a proxy statement/prospectus that will be delivered to the Growth Fund’s shareholders.

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